Prudential Jennison Small Company Fund, Inc.

655Broad Street, 17th Floor Newark, New Jersey 07102

August 5, 2020

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for PGIM Jennison Small Company Fund
Registration numbers 002-68723 and 811-03084

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated November 29, 2019, as reissued July 15, 2020 (SEC accession number 0001683863-20-011948), to the Prospectus, dated November 29, 2019. The purpose of the filing is to submit the 497 filing dated November 29, 2019, as reissued July 15, 2020 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 716-6422.

Sincerely,

/s/ Patrick McGuinness Patrick McGuinness Assistant Secretary